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                                                                    EXHIBIT 1.2
                        ARMSTRONG WORLD INDUSTRIES, INC.

                             UNDERWRITING AGREEMENT
                              STANDARD PROVISIONS

                     (DEBT SECURITIES AND PREFERRED STOCK)



                                                                    May 14, 1999


     From time to time, Armstrong World Industries, Inc., a Pennsylvania corporation (the "Company"), may enter into one or more underwriting agreements that provide for the sale of designated securities (the "Offered Securities") to the several underwriters named therein. The standard provisions set forth herein may be incorporated by reference in any such underwriting agreement (an "Underwriting Agreement"). The Underwriting Agreement, including the provisions incorporated therein by reference, is herein sometimes referred to as this Agreement. Terms defined in the Underwriting Agreement are used herein as therein defined.

     The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement, including a prospectus, relating to, among other securities, the Debt Securities and Preferred Stock and the Company has filed with, or transmitted for filing to, or shall promptly hereafter file with or transmit for filing to, the Commission a prospectus supplement (the "Prospectus Supplement") specifically relating to the Offered Securities pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Securities Act"). The term "Registration Statement" means the registration statement, as amended to the date of this Agreement and the related Underwriting Agreement; provided, that if the Company files a registration statement with the Commission pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration Statement"), then, after such filing, all references to the Registration Statement shall be deemed to include the Rule 462 Registration Statement. The term "Basic Prospectus" means the prospectus included in the Registration Statement. The term "Prospectus" means the Basic Prospectus together with the Prospectus Supplement. The term "preliminary prospectus" means a preliminary prospectus supplement specifically relating to the Offered Securities, together with the Basic Prospectus. As used herein, the terms "Basic Prospectus," "Prospectus" and "preliminary prospectus" shall include in each case the documents, if any, incorporated by reference therein.

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The terms "supplement," "amendment" and "amend" as used herein shall include all documents deemed to be incorporated by reference in the Prospectus that are filed subsequent to the date of the Basic Prospectus by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     The term "Contract Securities" means the Offered Securities that are Debt Securities to be purchased pursuant to the delayed delivery contracts substantially in the form of Schedule I hereto, with such changes therein as the Company may approve (the "Delayed Delivery Contracts"). The term "Underwriters' Securities" means the Offered Securities other than Contract Securities.

     The term "Indenture" means the Indentures dated as of December 23, 1998 by and between the Company and The First National Bank of Chicago, as Trustee (the "Trustee"), as may be supplemented from time to time, said Indenture governing the terms of the Senior Debt Securities and the Subordinated Debt Securities, respectively. As used herein, the term "Indenture" will apply to each Indenture both individually and collectively.

     1. Representations and Warranties. The Company represents and warrants to and agrees with each of the Underwriters that:

          (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the Company's knowledge, threatened by the Commission.

          (b) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) each part of the Registration Statement, when such part became effective, did not contain, and each such part, as amended or supplemented, if applicable, will not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement and the Prospectus comply, and, as amended or supplemented, if applicable, will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading,

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     except that the representations and warranties set forth in this Section
     1(b) do not apply (A) to statements in or omissions from the Registration Statement or the Prospectus based upon information furnished to the Company in writing by or on behalf of any such Underwriter through the Manager, if any, expressly for use therein or (B) to that part of the Registration Statement that constitutes the Statement of Eligibility (Form T-1) under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), of the Trustee.

          (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own or lease its property and to conduct its business as described in the Prospectus and is duly qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business or operations of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect").

          (d) Each "significant subsidiary" (as that term is used in Rule 1-02(w) of Regulation S-X under the Securities Act) (a "Material Subsidiary") of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own or lease its property and to conduct its business as described in the Prospectus and is duly qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. Except as otherwise described in the Registration Statement and the Prospectus, all of the issued shares of capital stock of each Material Subsidiary of the Company have been duly authorized and validly issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

          (e) This Agreement has been duly authorized, executed and delivered by the Company.

          (f) The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company,

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     enforceable against the Company in accordance with its terms except as (i)
     the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer or similar laws relating to or affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

          (g) The Delayed Delivery Contracts on the date of delivery of such Delayed Delivery Contracts, will have been duly authorized, executed and delivered by the Company and will constitute valid and binding agreements of the Company, enforceable in accordance with their respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer or similar laws relating to or affecting creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

          (h) If the Offered Securities are Debt Securities, such Debt Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, in the case of the Underwriters' Securities, or by institutional investors in accordance with the terms of the Delayed Delivery Contracts, in the case of the Contract Securities, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company enforceable against the Company in accordance with their terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer or similar laws relating to or affecting creditors' rights generally and (ii) rights of acceleration, if any, and the availability of equitable remedies may be limited by equitable principles of general applicability.

          (i) If the Offered Securities are Preferred Stock, such Preferred Stock has been, or at the date of the applicable Underwriting Agreement will have been, duly authorized and, when delivered to and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, will have been validly issued, fully paid and nonassessable and the shareholders of the Company have no preemptive rights with respect to the Preferred Stock.

          (j) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Indenture, the Offered Securities, and the Delayed Delivery Contracts will not contravene
     (i) any provision of applicable law;  (ii) the articles of

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     incorporation or by-laws of the Company; (iii) any agreement or other instrument binding upon the Company or (iv) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary except in the case of clauses (iii) or (iv) where such contravention would not have a Material Adverse Effect, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under any Underwriting Agreement, the Indenture, the Offered Securities, or the Delayed Delivery Contracts, except such as have been obtained under the Securities Act, the Exchange Act and the rules and regulations thereunder, the bylaws and rules of the National Association of Securities Dealers, Inc. or as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Offered Securities.

          (k) There has not occurred any material adverse change, or to the Company's knowledge, any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

          (l) (i) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or incorporated by reference and (ii) there are no contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described, filed or incorporated as required.

          (m) Each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder.

          (n) Except as disclosed in the Registration Statement and the Prospectus, the Company and its subsidiaries are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants

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     ("Environmental Laws"),  have received all material permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect.

          (o) Except as disclosed in the Registration Statement and the Prospectus, or incorporated by reference therein, the Company is not aware of any costs or liabilities to the Company imposed by any Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, or any related constraints on operating activities) which would, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          (p) The Company is not, and after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

          (q) The Company has complied with all provisions of Section 517.075, Florida Statutes relating to disclosure of doing business with the Government of Cuba or with any person or affiliate located in Cuba or is exempt therefrom.

     2. Delayed Delivery Contracts. If the Prospectus and the Underwriting Agreement provide for sales of Offered Securities pursuant to Delayed Delivery Contracts, the Company hereby authorizes the Underwriters to solicit offers to purchase Contract Securities on the terms and subject to the conditions set forth in the Prospectus and the Underwriting Agreement pursuant to Delayed Delivery Contracts substantially in the form of Schedule I hereto with such changes therein as the Company may authorize or approve. Delayed Delivery Contracts may be entered into only with institutional investors approved by the Company of the types set forth in the Prospectus. On the Closing Date, the Company will pay to the Manager as compensation for the accounts of the Underwriters the commission set forth in the Underwriting Agreement in respect of the Contract Securities. The Underwriters will not have any responsibility in respect of the validity or the performance of any Delayed Delivery Contracts.

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     If the Company executes and delivers Delayed Delivery Contracts with institutional investors, the aggregate amount of Offered Securities to be purchased by the several Underwriters shall be reduced by the aggregate amount of Contract Securities; such reduction shall be applied to the commitment of each Underwriter pro rata in proportion to the amount of Offered Securities set forth opposite such Underwriter's name in the Underwriting Agreement, except to the extent that the Manager determines that such reduction shall be applied in other proportions and so advises the Company; provided, however, that the total amount of Offered Securities to be purchased by all Underwriters shall be the aggregate amount set forth above, less the aggregate amount of Contract Securities.

     3. Terms of Public Offering. The Company is advised by the Manager that the Underwriters propose to make a public offering of their respective portions of the Underwriters' Securities as soon after this Agreement has been entered into as in the Manager's judgment is advisable. The terms of the public offering of the Underwriters' Securities will be as set forth in the Prospectus.

     The obligation of the Underwriters to purchase the Offered Securities will be evidenced by an Underwriting Agreement at the time the Company determines to sell the Offered Securities and the Underwriters determine to purchase such Offered Securities. The Underwriting Agreement will incorporate by reference the provisions of this Agreement, except as otherwise provided therein, and will specify the firm or firms which will be Underwriters, the names of any Managers, the principal amount to be purchased by each Underwriter, the purchase price to be paid by the Underwriters and the terms of the Offered Securities not already specified in the Indenture, including but not limited to, maturity, any redemption provisions and sinking fund requirements and whether any of the Offered Securities may be sold to institutional investors pursuant to Delayed Delivery Contracts. The Underwriting Agreement will also specify the time and date of delivery and payment (such time and date, or such other time not later than seven full business days thereafter as the Manager and the Company agree as the time for payment and delivery (being herein and in the Underwriting Agreement referred to as the "Closing Date"), the place of delivery and payment and any details of the terms of such offering that should be reflected in the prospectus supplement relating to the offering of the Offered Securities.

     4. Payment and Delivery. Except as otherwise provided in this Section 4, payment for the Underwriters' Securities shall be made to the Company by wire transfer of Federal or other funds immediately available in New York City against delivery to the Manager for the respective accounts of the several Underwriters of the Underwriters' Securities at the time and place set forth in
the Underwriting Agreement.   Certificates for the Underwriters' Securities
shall be in definitive form and registered in such names and in such denominations as the Manager shall request in writing not less than one full business day prior to the date of

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delivery. The certificates evidencing the Underwriters' Securities shall be delivered to the Manager on the date of delivery for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Underwriters' Securities to the Underwriters duly paid, against payment of the purchase price therefor.

     5. Conditions to the Underwriters' Obligations. The several obligations of the Underwriters to purchase and pay for the Offered Securities are subject to the following conditions:

          (a) Subsequent to the execution and delivery of the Underwriting Agreement and prior to the Closing Date:

               (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that indicates a potential downgrading, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

               (ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in the reasonable judgment of the Manager, is material and adverse and that makes it, in the reasonable judgment of the Manager, impracticable to market the Offered Securities on the terms and in the manner contemplated in the Prospectus.

          (b) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in clause (a)(i) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct in all material respects as of the Closing Date and that the Company has complied in all material respects with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date. The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

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          (c)  The Underwriters shall have received on the Closing Date an opinion of Rogers & Wells LLP, outside counsel for the Company, dated the Closing Date, substantially to the effect that:


               (i) this Agreement has been duly authorized, executed and delivered by the Company;

               (ii) the Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and, assuming due execution and delivery by the Trustee, is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except as (a) the enforceability thereof may be limited by bankruptcy, reorganization, moratorium, fraudulent conveyance, insolvency or similar laws affecting creditors' rights generally, including without limitation concepts of materiality, reasonableness, good-faith and fair dealing and (b) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability (regardless of whether the enforceability of such rights or the availability of such remedies is considered in a proceeding in equity or at law);

               (iii) if the Offered Securities are Contract Securities and Delayed Delivery Contracts have been executed, the Delayed Delivery Contracts have been duly authorized, executed and delivered by the Company and are valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms except as (a) the enforceability thereof may be limited by bankruptcy, reorganization, moratorium, fraudulent conveyance, insolvency or similar laws affecting creditors' rights generally, including, without limitation, concepts of materiality, reasonableness, good-faith and fair dealing and (b) the availability of equitable remedies may be limited by equitable principles of general applicability (regardless of whether the enforceability of such rights or the availability of such remedies is considered in a proceeding in equity or at law);

               (iv) if the Offered Securities are Debt Securities, such Debt Securities have been duly authorized and, when executed, authenticated, issued and delivered in accordance with the provisions of the Indenture against payment therefor by the Underwriters in accordance with the terms of the Underwriting Agreement, in the case of Underwriters' Securities, or by

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          institutional investors in accordance with the terms of the Delayed
          Delivery Contracts, in the case of the Contract Securities, will be entitled to the benefits of the Indenture, will conform in all material respects as to legal matters to the description thereof contained in the Prospectus and will be valid and binding obligations of the Company enforceable against the Company in accordance with their terms except as (a) the enforceability thereof may be limited by bankruptcy, reorganization, moratorium, fraudulent conveyance, insolvency or similar laws affecting creditors' rights generally, including, without limitation, concepts of materiality, reasonableness, good-faith and fair dealing and (b) rights of acceleration, if any, and the availability of equitable remedies may be limited by equitable principles of general applicability (regardless of whether the enforceability of such rights or the availability of such remedies is considered in a proceeding in equity or at law);

               (v) if the Offered Securities are Preferred Stock, such Preferred Stock has been duly authorized and, when issued and delivered to and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, such Preferred Stock will have been validly issued, fully paid and nonassessable, will conform in all material respects as to legal matters to the description thereof contained in the Prospectus and will not be issued in violation of any preemptive rights arising by operation of law or under the charter and by-laws of the Company or, to such counsel's knowledge, under any agreement to which the Company is a party .

               (vi) the statements in the Basic Prospectus set forth under the captions "Description of Debt Securities," "Description of Capital Stock,""Description of Depositary Shares," and "Description of Preferred Stock", insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, provide in all material respects a fair summary of such legal matters, documents and proceedings;

               (vii) the statements in the Prospectus under the caption "United States Tax Considerations," insofar as such statements constitute a summary of the United States federal tax laws referred to therein, are accurate in all material respects and fairly summarize in all material respects the United States federal tax laws referred to therein.

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               (viii)  the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Underwriting Agreement, the Indenture, the Offered Securities and the Delayed Delivery Contracts will not result in a violation or breach of any provision of any U.S. federal or state statute, rule or regulation or order of any governmental agency or body (other than foreign or state securities laws and the bylaws and rules of the National Association of Securities Dealers, Inc. as to which such counsel expresses no opinion), except to the extent that the federal securities laws may limit or restrict any indemnification provisions set forth in this Agreement, or the articles of incorporation or by-laws of the Company, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Indenture, the Offered Securities or the Delayed Delivery Contract, except such as have been obtained under the Securities Act, the Exchange Act and the rules and regulations thereunder, the bylaws and rules of the National Association of Securities Dealers, Inc. or as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Offered Securities;

               (ix) the Company is not, and after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company", as such term is defined in the Investment Company Act of 1940, as amended; and

               (x) such counsel is of the opinion that each document filed by the Company pursuant to the Exchange Act and incorporated by reference into the Prospectus (except for financial statements, financial schedules and financial information and operating data included in or incorporated by reference therein or omitted therefrom) complied as to form when filed in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder and the Registration Statement, as of the date of the Underwriting Agreement, and the Prospectus as of its date (in each case excluding (A) financial statements, financial schedules and financial information and operating data included or incorporated by reference therein or omitted therefrom and (B) the Form T-1, in each case as to which such counsel expresses no view) comply as to form in all material respects with the 1933 Act and the rules and regulations thereunder.

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     Such counsel shall also state that nothing has come to the attention of such counsel that leads it to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or the Prospectus as of its date or on the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel expresses no belief with respect to (i) the financial statements, financial schedules and financial information and operating data included or incorporated by reference in the Prospectus or the Registration Statement or omitted therefrom and (ii) that part of the Registration Statement that constitutes the Form T-1). The foregoing statement may be qualified by a statement to the effect that such counsel does not pass upon or otherwise assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus or any amendment or supplement thereto and that such counsel has not participated in the preparation of the documents incorporated by reference in the Registration Statement.

     In rendering its opinion, Rogers & Wells LLP may rely (i) as to matters of Pennsylvania law, on the opinion of internal legal counsel to the Company, or such other Pennsylvania counsel, referred to in Section 5(d) hereof, and (ii) as to factual matters, on certificates of officers of the Company and its subsidiaries and on certificates of public officials. With respect to the subparagraph (x) of paragraph (c) above, Rogers & Wells LLP may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement, the Prospectus and the Prospectus Supplement (it being understood that such counsel has not participated in the preparation of the documents incorporated by reference therein) and any amendments or supplements thereto and documents incorporated therein by reference and review and discussion of the contents thereof, but are without independent check or verification, except as specified.

     The opinion of Rogers & Wells LLP described in paragraph (c) above shall be rendered to the Underwriters at the request of the Company and shall so state therein.

          (d) The Underwriters shall have received on the Closing Date an opinion of internal legal counsel to the Company, or such other Pennsylvania counsel as is chosen by the Company, dated the Closing Date, to the effect that:

               (i) The Company is validly existing as a corporation in good standing under the laws of the Commonwealth of Pennsylvania and has the corporate power and authority to own or

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          lease its property and to conduct its business as described in the
          Prospectus;

               (ii) each Material Subsidiary (or such other subsidiaries as agreed by the Company and the Underwriters) is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own or lease its property and to conduct its business as described in the Prospectus; and each of the Company and each of its Material Subsidiaries is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect;

               (iii)  the statements (A) in the Registration Statement under
          Item 15, (B) in "Item 3 - Legal Proceedings" of the Company's most recent annual report on Form 10-K incorporated by reference in the Prospectus and (C) in "Item 1 - Legal Proceedings" of Part II of the Company's quarterly reports on Form 10-Q, if any, filed since such annual report, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, and, in each case, as modified by any subsequently filed Current Report on Form 8-K, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

               (iv) after due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company or any of its Material Subsidiaries is a party or to which any of the properties of the Company or any of its Material Subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described, filed or incorporated as required;

               (v) to the best of such counsel's knowledge, the Company and its Material Subsidiaries (i) are in compliance with any and all applicable Environmental Laws, (ii) have received all material permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect;

               (vi) such counsel is not aware of any costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities) which would, singly or in the aggregate, in such counsel's judgment reasonably be expected to have a Material Adverse Effect, and which have not been previously disclosed in the Registration Statement; and

                     (vii) the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Indenture, the Offered Securities and the Delayed Delivery Contracts will not violate or conflict with any provision of the articles of incorporation or by-laws of the Company or, to the best of such counsel's knowledge, any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any Material Subsidiary.


               (e) The Underwriters shall have received on the Closing Date an opinion of Davis Polk & Wardwell, counsel for the Underwriters, dated the Closing Date, covering the matters referred to in subparagraphs
          (i), (ii), (iii), (iv), (v), (vi) (but only as to the statements in the Prospectus under "Description of Debt Securities," "Description of Preferred Stock" and "Plan of

          Distribution") and subparagraph (x) (except for clause (i) of such subparagraph) of paragraph (c) above. In rendering such opinion, Davis Polk & Wardwell may rely as to the incorporation of the Company and all other matters of Pennsylvania law upon the opinion or opinions of internal legal counsel to the Company, or such other Pennsylvania counsel, referred to in paragraph (d) above.

          With respect to subparagraph (x) of paragraph (c) above, Davis Polk & Wardwell may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto (but not including documents incorporated therein by reference) and review and discussion of the contents thereof (including documents incorporated therein by reference), but are without independent check or verification, except as specified.

               (f) The Underwriters shall have received on the Closing Date a letter dated the Closing Date in form and substance satisfactory to the Underwriters, from the independent public accountants of the Company containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Prospectus.

          6. Covenants of the Company. In further consideration of the agreements of the Underwriters herein contained, the Company covenants with each Underwriter as follows:

              (a) To furnish the Manager, without charge, 3 conformed copies of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and, during the period mentioned in paragraph (c) below, as many copies of the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto or to the Registration Statement as the Manager may reasonably request.

              (b) Before amending or supplementing the Registration Statement or the Prospectus with respect to the Offered Securities, to furnish to the Manager a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Manager reasonably objects, except to the extent such filing is necessary in the opinion of counsel to the Company in order to comply with the requirements of the Act, the Exchange Act and the rules and regulations thereunder.

               (c) If, during such period after the first date of the public offering of the Offered Securities as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, but in any event not later than 270 days after the date of the relevant Underwriting Agreement, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Company, it is necessary to amend or supplement the Prospectus to comply with applicable law, as soon as practicable to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses the Manager will furnish to the Company) to which Offered Securities may have been sold by the Manager on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law.

               (d) To cooperate with Underwriter's counsel to qualify the Offered Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Manager shall reasonably request and to maintain such qualification for as long as the Manager shall reasonably request; provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or as a dealer in securities or file a general consent to service of process in any jurisdiction or subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject, or make any change in its certificate of incorporation, by-laws or other governing documents.

               (e) To make generally available (in the form and manner contemplated by Rule 158 under the Securities Act) to the Company's security holders and to the Manager as soon as practicable an earning statement covering a twelve-month period beginning on the first day of the first full fiscal quarter after the date of this Agreement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder. If such fiscal quarter is the last fiscal quarter of the Company's fiscal year, such earning statement shall be made available not later than 90 days after the close of the period covered thereby and in all other cases shall be made available not later than 45 days after the close of the period covered thereby.

               (f) During the period beginning on the date of the Underwriting Agreement and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise dispose of any preferred stock of the Company (if the Offered Securities are preferred stock) or debt securities of the Company (if the Offered Securities are Debt Securities) or warrants to purchase preferred stock or debt securities of the Company, as the case may be, substantially similar to the Offered Securities (other than (i) the Offered Securities, (ii) commercial paper issued in the ordinary course of business, and (iii) the Company's ESOP Preferred Stock and the Series One Preferred Stock issuable pursuant to the Company's Rights Plan, as defined), without the prior written consent of the Manager.

               (g) To pay all expenses incident to the performance of its obligations under this Agreement, including: (i) the preparation and filing of the Registration Statement and the Prospectus and all amendments and supplements thereto; (ii) the preparation, issuance and delivery of the Offered Securities to the Underwriters, including any transfer or other taxes payable thereon; (iii) the fees and disbursements of the Company's counsel and accountants and of the Trustee and its counsel; (iv) the qualification of the Offered Securities under state securities or Blue Sky laws in accordance with the provisions of Section 6(d), including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any Blue Sky or Legal Investment Memoranda; (v) the printing and delivery to the Underwriters in quantities as hereinabove stated of copies of the Registration Statement and all amendments thereto and of any preliminary prospectus and the Prospectus and any amendments or supplements thereto; (vi) the printing and delivery to the Underwriters of copies of any Blue Sky or Legal Investment Memoranda; (vii) any fees charged by rating agencies for the rating of the Offered Securities; (viii) the filing fees and expenses, if any, incurred with respect to any filing with the National Association of Securities Dealers, Inc. made in connection with the Offered Securities; (ix) all document production charges and expenses of counsel to the Underwriters incurred in connection with the preparation of this Agreement and the Indenture; and (x) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 7 and Section 9, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, transfer taxes payable on resale of any Offered Securities by them and any advertising expenses connected with any offers they may make.

          7. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by any Underwriter or any such controlling person in connection with defending or investigating any such action or claim), as incurred, caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (A) except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished to the Company in writing by such Underwriter through the Manager expressly for use therein, or (B) except that the Company shall not be liable to any Underwriter or any person controlling such Underwriter under this Section 7 to the extent that any such loss, claim, liability or judgment results solely from an untrue statement of a material fact contained in, or the omission of a material fact from, a preliminary Prospectus if such untrue statement or omission was completely corrected in the applicable Prospectus Supplement prior to the written confirmation of the sale of the Offered Securities giving rise to such loss, claim, liability or judgment if the Company shall sustain the burden of proving (x) that such Underwriter sold the Offered Securities to the person alleging such loss, claim, damage or liability without sending or giving the applicable Prospectus Supplement at or prior to the time of written confirmation of the sale of the Offered Securities giving rise to such loss, claim, liability or judgment, (y) that the Company had furnished copies of the applicable Prospectus Supplement to such Underwriter reasonably prior to the written confirmation of such sale, and (z) such Underwriter would not have been subject to such liability if it had delivered the applicable Prospectus Supplement to such person at or prior to the time of written confirmation of such sale.

          (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Underwriter, but only with reference to information furnished to the Company in writing by such Underwriter through the Manager expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

          (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either paragraph (a) or (b) of this Section 7, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Manager, in the case of parties indemnified pursuant to paragraph (a) above, and by the Company, in the case of parties indemnified pursuant to paragraph (b) above. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (d) To the extent the indemnification provided for in paragraph (a) or (b) of this Section 7 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Offered Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Offered Securities (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus Supplement, bear to the aggregate public offering price of the Offered Securities. The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the respective principal amounts of Offered Securities they have purchased hereunder, and not joint.

          (e) The Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) of this Section 7. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

          (f) The indemnity and contribution provisions contained in this
     Section 7 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Offered Securities.

          8. Termination. The Underwriting Agreement shall be subject to termination by notice given by the Manager to the Company, if (a) after the execution and delivery of the Underwriting Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the- counter market on which securities of the Company are listed or quoted, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the reasonable judgment of the Manager, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iv), such event, singly or together with any other such event, makes it, in the reasonable judgment of the

     Manager, impracticable to market the Offered Securities on the terms and in the manner contemplated in the Prospectus.

         9. Defaulting Underwriters. If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase Underwriters' Securities that it has or they have agreed to purchase hereunder on such date, and the aggregate principal amount (if Debt Securities) or number of shares (if Preferred Stock) of Underwriters' Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount (if Debt Securities) or number of shares (if Preferred Stock) of the Underwriters' Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the principal amount (if Debt Securities) or number of shares (if Preferred Stock) of Underwriters' Securities set forth opposite their respective names in the Underwriting Agreement bears to the aggregate principal amount (if Debt Securities) or number of shares (if Preferred Stock) of Underwriters' Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Manager may specify, to purchase the Underwriters' Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Underwriters' Securities and the aggregate principal amount (if Debt Securities) or number of shares (if Preferred Stock) of Underwriters' Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount (if Debt Securities) or number of shares (if Preferred Stock) of Underwriters' Securities to be purchased on such date, and arrangements satisfactory to the Manager and the Company for the purchase of such Underwriters' Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company, except as provided in Section 6(g) and 7. In any such case either the Manager or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement. The respective commitments of the several Underwriters for the purposes of this Section shall be determined without regard to reduction in the respective Underwriters' obligations to purchase the principal amounts of the Offered Securities set forth opposite their names in the Underwriting Agreement as a result of Delayed Delivery Contracts entered into by the Company.

          If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement (in each case other than because of termination pursuant to the immediately preceding paragraph or pursuant to
     Section 8), the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the reasonable fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

          10. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          11. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

          12. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                            UNDERWRITING AGREEMENT



                                                                _______ __, ____



Armstrong World Industries, Inc.
2500 Columbia Avenue
Lancaster, Pennsylvania 17603

Dear Sirs and Mesdames:

      We (the "Manager") are acting on behalf of the underwriter or underwriters (including ourselves) named below (such underwriter or underwriters being herein called the "Underwriters"), and we understand that Armstrong World Industries, Inc., a Pennsylvania corporation (the "Company"), proposes to issue and sell [[Currency and Principal Amount] aggregate initial offering price of [Full title of Debt Securities]] [No. of Shares of [Full Title of Preferred Stock ("Preferred Stock")]] the "Offered Securities.") [The Debt Securities will be issued pursuant to the provisions of an Indenture dated as of ____________, 199_ (the "Indenture") between the Company and [NAME OF TRUSTEE], as Trustee (the "Trustee").]

     Subject to the terms and conditions set forth or incorporated by reference herein, the Company hereby agrees to sell to the several Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from the Company the principal amount of Debt Securities set forth below opposite their names at a purchase price of [___% of the principal amount of Debt Securities] [___, plus accrued interest, if any, from [Date of Offered Securities] to the date of payment and delivery]/*/ [the number of shares of

---------------------------
/*/    To be added only if the transaction does not close "flat" (i.e., when the purchaser pays accrued interest on the debt security at closing). Unless otherwise provided in the Debt Securities, accrued interest, if any, will be computed on the basis of a 360-day year of twelve 30-day months

Preferred Stock set forth below opposite their names at a purchase price of _____ per share]:

----------------------------------------------------------------
          Name             [Principal Amount of Debt Securities]
          ----             [Number of Shares of Preferred Stock]
                            -----------------------------------
----------------------------------------------------------------
 .........................
----------------------------------------------------------------

[Insert syndicate list]..
----------------------------------------------------------------

     Total...............
----------------------------------------------------------------

                [The principal amount of Debt Securities to be purchased by the several Underwriters shall be reduced by the aggregate principal amount of Debt Securities sold pursuant to delayed delivery contracts.]/*/

                The Underwriters will pay for the Offered Securities [(less any Offered Securities sold pursuant to delayed delivery contracts)] upon delivery thereof at [office] at ____ a.m. (New York time) on ___________, 199_, or at such other time, not later than 5:00 p.m. (New York time) on __________, 199_, as shall be designated by the Manager. The time and date of such payment and delivery are hereinafter referred to as the Closing Date./**/


     The Offered Securities shall have the terms set forth in the Prospectus dated _________, 199_, and the Prospectus Supplement dated ____________, 199_, including the following:

[Terms of Debt Securities


------------------------
/*/    To be added only if delayed delivery contracts are contemplated in the case of Debt Securities.

/**/   This paragraph would have to be modified for any Offered Securities that are to be issued in bearer form.

      Maturity Date:

      Interest Rate:

      Redemption Provisions:

      Interest Payment Dates:       _____________ and
                                    _____________commencing
                                    _____________ __, ____
                                    [(Interest accrues from
                                    ______________, ____ )]/*/



Form and Denomination:

 [Other Terms:]]

 [Terms of Preferred Stock

      Title:

      Number of Shares:

      Dividend Rate:

      Optional Redemption:

      Sinking Fund:

      Listing:   [None.] [        Stock Exchange.]]

     [The commission to be paid to the Underwriters in respect of the Offered Securities purchased pursuant to delayed delivery contracts arranged by the Underwriters shall be ___% of the principal amount of the Debt Securities so purchased.]/**/


-----------------------
/*/    To be added only if the transaction does not close flat.

/**/   To be added only if delayed delivery contracts are contemplated.

     All provisions contained in the document entitled Armstrong World Industries, Inc. Underwriting Agreement Standard Provisions

(Debt Securities and Preferred Stock) dated May __, 1999, a copy of which is attached hereto, are herein incorporated by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein, except that (i) if any term defined in such document is otherwise defined herein, the definition set forth herein shall control, (ii) all references in such document to a type of security that is not an Offered Security shall not be deemed to be a part of this Agreement, and (iii) all references in such document to a type of agreement that has not been entered into in connection with the transactions contemplated hereby shall not be deemed to be a part of this Agreement.

[SIGNATURE PAGE WHERE THERE IS MORE THAN ONE LEAD MANAGER]

     Please confirm your agreement by having an authorized officer sign a copy of this Agreement in the space set forth below.

                Very truly yours,

               [MANAGER]
               [Names of Other Lead Managers]

               Acting severally on behalf of themselves
                      and the several Underwriters named herein

               By:  [MANAGER]


                By:_________________________
                Name:
                Title:

Accepted:

Armstrong World Industries, Inc.

By:________________________
   Name:
   Title:

                  SIGNATURE PAGE WHERE ONLY ONE LEAD MANAGER]


     Please confirm your agreement by having an authorized officer sign a copy of this Agreement in the space set forth below.

                Very truly yours,

               [MANAGER]

               Acting severally on behalf of itself
                and the several Underwriters named herein


               By: ___________________________
                   Name:
                   Title:

Accepted:

Armstrong World Industries, Inc.

By: __________________________
    Name:
    Title:

                                                                      Schedule I

                           DELAYED DELIVERY CONTRACT

                                                                __________, 199_

Dear Sirs and Mesdames:

     The undersigned hereby agrees to purchase from Armstrong World Industries, Inc., a Pennsylvania corporation (the "Company"), and the Company agrees to sell to the undersigned the Company's securities described in Schedule A annexed hereto (the "Securities"), offered by the Company's Prospectus dated __________, 19__ and Prospectus Supplement dated __________, 19__, receipt of copies of which are hereby acknowledged, at a purchase price stated in Schedule A and on the further terms and conditions set forth in this Agreement. The undersigned does not contemplate selling Securities prior to making payment therefor.

     The undersigned will purchase from the Company Securities in the principal amount and numbers on the delivery dates set forth in Schedule A. Each such date on which Securities are to be purchased hereunder is hereinafter referred to as a "Delivery Date."

     Payment for the Securities which the undersigned has agreed to purchase on each Delivery Date shall be made to the Company in immediately available funds in New York City, at 10:00 A.M. (New York time) on the Delivery Date, upon delivery to the undersigned of the Securities to be purchased by the undersigned on the Delivery Date, in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to the Delivery Date.

     The obligation of the undersigned to take delivery of and make payment for the Securities on the Delivery Date shall be subject to the conditions that (1) the purchase of Securities to be made by the undersigned shall not at the time of delivery be prohibited under the laws of the jurisdiction to which the undersigned is subject and (2) the Company shall have sold, and delivery shall have taken place to the underwriters (the "Underwriters") named in the Prospectus Supplement referred to above of, such part of the Securities as is to be sold to them.

Promptly after completion of sale and delivery to the Underwriters, the Company will mail or deliver to the undersigned as its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith.

     Failure to take delivery of and make payment for Securities by any purchaser under any other Delayed Delivery Contract shall not relieve the undersigned of its obligations under this agreement.

     This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

     If this Agreement is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding agreement, as of the date first above written, between the Company and the undersigned when such counterpart is so mailed or delivered.

     This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

                                          Yours very truly,

                                          _____________________
                                               (Purchaser)

                                          By___________________

                                          _____________________
                                               (Title)

                                          _____________________
                                               (Address)

Accepted:

Armstrong World Industries, Inc.

By________________________

                PURCHASER --- PLEASE COMPLETE AT TIME OF SIGNING


     The name and telephone and department of the representative of the Purchaser with whom details of delivery on the Delivery Date may be discussed is as follows: (Please print.)

------------------------------------------------------------------
                        Telephone No.
 Name                (Including Area Code)      Department
 ----                 -------------------       ----------
------------------------------------------------------------------

------------------------------------------------------------------

------------------------------------------------------------------

------------------------------------------------------------------

                                   SCHEDULE A
                                   ----------

Securities:
----------


Principal Amounts or Numbers to be Purchased:
--------------------------------------------


Purchase Price:
--------------


Delivery
--------